UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2026

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS KKR Capital Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 18, 2026. On June 18, 2026, the Company adjourned the Annual Meeting with respect to the Share Issuance Proposal (as defined below) to permit additional time to solicit stockholder votes for such proposal. The reconvened meeting (the “Reconvened Meeting”) was held on August 20, 2026. As of April 23, 2026, the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Reconvened Meeting, 280,066,432.663 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock, 146,341,116 were voted in person or by proxy at the Reconvened Meeting.

Stockholders were asked to consider and act upon the following proposal, which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026:

•	Proposal No. 2 – to approve a proposal to allow the Company in future offerings to sell its shares below net asset value per share in order to provide flexibility for future sales (the “Share Issuance Proposal”).

The Share Issuance Proposal was approved by the Company’s stockholders at the Reconvened Meeting. The final voting results for the Share Issuance Proposal are set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
All stockholders	103,799,016	35,494,986	7,047,114	(0)
All stockholders excluding shares held by affiliated persons	103,389,416	35,494,986	7,047,114	(0)

The number of votes cast in favor of this proposal represents both (1) a majority of the outstanding shares of the Company’s common stock entitled to vote at the Reconvened Meeting; and (2) a majority of the outstanding shares of the Company’s common stock entitled to vote at the Reconvened Meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines a “majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Reconvened Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: August 20, 2026	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel and Secretary